UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

	FORM	8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):			October 11, 2023
CATERPILLAR INC.
(Exact name of registrant as specified in its charter)
Delaware	1-768		37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S Employer Identification No.)

5205 N. O'Connor Blvd.	Suite 100,	Irving,	Texas	75039
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code:		(972)	891-7700
Former name or former address, if changed since last report:			N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of
1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 11, 2023, the Board of Directors (the “Board”) of Caterpillar Inc. (the “Company” or “Caterpillar”) appointed Joseph E. Creed as the Company’s Chief Operating Officer, effective November 1, 2023. In this newly created position, Mr. Creed will report to D. James Umpleby III, the Company’s Chairman and Chief Executive Officer. Reporting to Mr. Creed will be group presidents Tony Fassino of Construction Industries, Denise Johnson of Resource Industries and Bob De Lange of Services, Distribution and Digital. Mr. Creed’s replacement as Group President of Energy & Transportation will be named at a later date and will also report to the Chief Operating Officer.

Andrew Bonfield, Chief Financial Officer, Suzette Long, Chief Legal Officer and, upon her retirement, her successor Derek Owens, and Cheryl Johnson, Chief Human Resources Officer will continue reporting to Mr. Umpleby.

Mr. Creed, 48, joined Caterpillar in 1997 and has held numerous positions of increased responsibility across multiple divisions of Caterpillar. He was promoted to chief financial officer for Caterpillar’s Energy & Transportation business segment in 2013, then to vice president of Caterpillar’s Finance Services Division in 2017. Creed also served as interim Chief Financial Officer for Caterpillar in 2018, He then became vice president of the Oil & Gas and Marine Division and the Electric Power Division. In 2021, he was promoted to Group President of Energy & Transportation.

Other than as set forth in the fourth paragraph under the heading “Related Party Transactions” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023, which paragraph is incorporated herein by reference, there are no reportable related party transactions with respect to Mr. Creed.

The Compensation and Human Resources Committee of the Board also approved certain changes to Mr. Creed’s compensation in connection with his elevation:

•An increase in his annual salary to $1,115,000, effective November 1, 2023; and
•An increase in his target award under the Company’s Annual Executive Incentive Plan from 115% to 130% of his base salary, effective November 1, 2023.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
The following is furnished as an exhibit to this report:
	99.1	Caterpillar Inc. press release dated October 16, 2023
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR INC.

October 16, 2023	By:	/s/ Derek Owens
Derek Owens Senior Vice President and General Counsel